                                                                                        Exhibit 99(a)
ALLTEL Corporation
One Allied Drive
Little Rock, AR 72202-2099

For additional information contact:                                                        Andrew Moreau 501-905-7962
                                               Vice President - Corporate Communications
                                                                               andrew.moreau@alltel.com

                                                                           Rob Clancy 501-905-8991
                                                                       Vice President - Investor Relations
                                                                       rob.clancy@alltel.com

Release Date:                                                              Aug. 4, 2005

Alltel reports solid 2nd quarter results, wireless revenue up 16 percent
ARPU reaches five-year high with industry-leading 6 percent growth

LITTLE ROCK, Ark. - Alltel achieved solid results in the second quarter, driven by wireless growth and profitability. Fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) was $1.27, including gains from the sale of Fidelity National Financial Inc. stock owned by Alltel and the exchange of partnership interests in connection with the acquisition of wireless properties from Cingular. The gains were offset partially by debt prepayment costs associated with the early retirement of a $450 million bond. Fully diluted earnings per share from current businesses was 90 cents, a 6 percent increase compared with a year ago.

Among the highlights for the second quarter:

•
Total revenues were $2.3 billion, an 11 percent increase from a year ago. Net income under GAAP was $402 million, a 53 percent increase. Net income from current businesses was $284 million, an 8 percent increase from a year ago.

•	Wireless revenue was $1.5 billion, a 16 percent increase from a year ago. Segment income was $307 million, a 17 percent increase.
•
Average revenue per wireless customer was $50.55, a 6 percent increase year-over-year and the highest ARPU in 5 years, driven by improvements in data revenue and quality customer growth. Post-pay churn was 1.58 percent, which was flat year-over-year.

•
Wireline revenue was $595 million, down 2 percent from the previous year. Segment income was $215 million, an 8 percent decline. The company added 36,000 broadband customers, bringing its total broadband customer base to 319,000. Average revenue per wireline customer was $66.83, a 1 percent increase.

•	Equity free cash flow from current businesses was $260 million. Net cash provided from operations was $465 million.
“Alltel’s wireless business delivered another strong performance, demonstrated by our industry-leading ARPU growth,” said Scott Ford, Alltel president and CEO. “We are very pleased with the way our business has performed over the first half of the year and excited about the prospects for continued growth with the completion of the Western Wireless merger.”
Alltel is a customer-focused communications company with more than 15 million customers in 36 states and nearly $10 billion in annual revenues.
        Alltel claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by Alltel; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with pending acquisitions and dispositions and the integration of acquired businesses, including the integration of Western Wireless and the disposition of the Irish assets; the uncertainties related to any discussions or negotiations regarding the sale of any of the international assets, including the Austrian business; adverse changes in the terms and conditions of the wireless roaming agreements of Alltel; the uncertainties related to Alltel’s strategic investments; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.
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Alltel, NYSE: AT
www.alltel.com

ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS
BUSINESS SEGMENTS AND OTHER CONSOLIDATED FINANCIAL INFORMATION
(In thousands, except per share amounts)

	THREE MONTHS ENDED				SIX MONTHS ENDED
			Increase				Increase
	June 30,	June 30,	(Decrease)		June 30,	June 30,	(Decrease)
	2005	2004	Amount	%	2005	2004	Amount	%
UNDER GAAP:
Revenues and sales:
Wireless	$1,455,312	$1,253,082	$202,230	16	$2,807,321	$2,437,568	$369,753	15
Wireline	595,071	609,632	(14,561)	(2)	1,188,703	1,209,098	(20,395)	(2)
Communications support services	261,230	229,179	32,051	14	485,935	448,229	37,706	8
Total business segments	2,311,613	2,091,893	219,720	11	4,481,959	4,094,895	387,064	9
Less intercompany eliminations	51,507	49,829	1,678	3	95,870	91,659	4,211	5
Total revenues and sales	$2,260,106	$2,042,064	$218,042	11	$4,386,089	$4,003,236	$382,853	10

Segment income:
Wireless	$306,925	$261,615	$45,310	17	$578,480	$472,538	$105,942	22
Wireline	215,296	234,357	(19,061)	(8)	429,797	462,543	(32,746)	(7)
Communications support services	11,572	20,896	(9,324)	(45)	23,474	37,343	(13,869)	(37)
Total segment income	533,793	516,868	16,925	3	1,031,751	972,424	59,327	6
Less: corporate expenses (A)	11,553	9,058	2,495	28	40,243	18,031	22,212	123
restructuring and other charges	-	-	-	-	-	51,765	(51,765)	(100)
Total operating income	$522,240	$507,810	$14,430	3	$991,508	$902,628	$88,880	10

Operating margin (B):
Wireless	21.1%	20.9%	.2%	1	20.6%	19.4%	1.2%	6
Wireline	36.2%	38.4%	(2.2%)	(6)	36.2%	38.3%	(2.1%)	(5)
Communications support services	4.4%	9.1%	(4.7%)	(52)	4.8%	8.3%	(3.5%)	(42)
Consolidated	23.1%	24.9%	(1.8%)	(7)	22.6%	22.5%	.1%	-

Net income	$402,061	$262,528	$139,533	53	$715,065	$452,371	$262,694	58
Earnings per share:
Basic	$1.28	$.85	$.43	51	$2.32	$1.46	$.86	59
Diluted	$1.27	$.85	$.42	49	$2.31	$1.46	$.85	58

Weighted average common shares:
Basic	314,475	308,188	6,287	2	308,317	309,750	(1,433)	-
Diluted	315,837	309,082	6,755	2	309,653	310,683	(1,030)	-
Annual dividend rate per common share	$1.52	$1.48	$.04	3

FROM CURRENT BUSINESSES (NON-GAAP) (C):
Operating income	$522,240	$507,810	$14,430	3	$1,011,299	$954,393	$56,906	6
Operating margin (B)	23.1%	24.9%	(1.8%)	(7)	23.1%	23.8%	(.7%)	(3)
Net income	$284,022	$262,528	$21,494	8	$539,306	$484,027	$55,279	11
Earnings per share:
Basic	$.90	$.85	$.05	6	$1.75	$1.56	$.19	12
Diluted	$.90	$.85	$.05	6	$1.74	$1.56	$.18	12

(A) Corporate expenses for the six months ended June 30, 2005 primarily includes $19.8 million related to the effects of a change in accounting for operating leases with scheduled rent increases.
(B) Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.
(C)  Current businesses excludes the effects of a special cash dividend received on the Company's investment in Fidelity National Financial, Inc. common stock, gain on the exchange or disposal of assets, debt prepayment costs, a change in accounting for operating leases and restructuring and other charges.

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP-Page 2
(In thousands, except per share amounts)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30,	June 30,	June 30,	June 30,
	2005	2004	2005	2004
Revenues and sales:
Service revenues	$1,989,264	$1,825,894	$3,887,526	$3,591,472
Product sales	270,842	216,170	498,563	411,764
Total revenues and sales	2,260,106	2,042,064	4,386,089	4,003,236
Costs and expenses:
Cost of services	660,945	584,189	1,287,205	1,144,960
Cost of products sold	308,065	256,055	589,838	513,338
Selling, general, administrative and other	420,536	372,859	828,001	748,052
Depreciation and amortization	348,320	321,151	689,537	642,493
Restructuring and other charges	-	-	-	51,765
Total costs and expenses	1,737,866	1,534,254	3,394,581	3,100,608

Operating income	522,240	507,810	991,508	902,628

Equity earnings in unconsolidated partnerships	15,214	15,926	25,957	29,178
Minority interest in consolidated partnerships	(18,918)	(21,651)	(37,265)	(37,222)
Other income, net	7,976	2,875	128,711	7,488
Interest expense	(76,343)	(86,543)	(163,032)	(178,279)
Gain on exchange or disposal of assets and other	188,273	-	188,273	-

Income before income taxes	638,442	418,417	1,134,152	723,793
Income taxes	236,381	155,889	419,087	271,422

Net income	402,061	262,528	715,065	452,371
Preferred dividends	24	26	48	53
Net income applicable to common shares	$402,037	$262,502	$715,017	$452,318

Earnings per share:
Basic	$1.28	$.85	$2.32	$1.46
Diluted	$1.27	$.85	$2.31	$1.46

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 3
for the three months ended June 30, 2005
(In thousands, except per share amounts)
									Corporate
	Results of	Items			Results of	Segment Information			Operations
	Operations	Excluded from			Operations			Communications	and
	Under	Current			from Current			Support	Intercompany
	GAAP	Businesses			Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$1,989,264	$-			$1,989,264	$1,371,089	$584,016	$77,772	$(43,613)
Product sales	270,842	-			270,842	84,223	11,055	183,458	(7,894)
Total revenues and sales	2,260,106	-			2,260,106	1,455,312	595,071	261,230	(51,507)
Costs and expenses:
Cost of services	660,945	-			660,945	453,806	182,667	62,776	(38,304)
Cost of products sold	308,065	-			308,065	150,278	9,001	161,399	(12,613)
Selling, general, administrative and other	420,536	-			420,536	331,743	62,662	16,982	9,149
Depreciation and amortization	348,320	-			348,320	212,560	125,445	8,501	1,814
Restructuring and other charges	-	-			-	-	-	-	-
Total costs and expenses	1,737,866	-			1,737,866	1,148,387	379,775	249,658	(39,954)

Operating income	522,240	-			522,240	$306,925	$215,296	$11,572	$(11,553)

Equity earnings in unconsolidated partnerships	15,214	-			15,214
Minority interest in consolidated partnerships	(18,918)	-			(18,918)
Other income, net	7,976	-			7,976
Interest expense	(76,343)	-			(76,343)
Gain on exchange or disposal of assets and other	188,273	(188,273)	(A	)	-

Income before income taxes	638,442	(188,273)			450,169
Income taxes	236,381	(70,234)	(E	)	166,147
Net income	402,061	(118,039)			284,022
Preferred dividends	24	-			24
Net income applicable to common shares	$402,037	$(118,039)			$283,998

Earnings per share:
Basic	$1.28	$(.38)			$.90
Diluted	$1.27	$(.37)			$.90

See notes on page 7 for a description of the line items marked (A) - (E).

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 4
for the three months ended June 30, 2004
(In thousands, except per share amounts)
							Corporate
	Results of	Items	Results of	Segment Information			Operations
	Operations	Excluded from	Operations			Communications	and
	Under	Current	from Current			Support	Intercompany
	GAAP	Businesses	Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$1,825,894	$-	$1,825,894	$1,183,549	$599,567	$84,583	$(41,805)
Product sales	216,170	-	216,170	69,533	10,065	144,596	(8,024)
Total revenues and sales	2,042,064	-	2,042,064	1,253,082	609,632	229,179	(49,829)
Costs and expenses:
Cost of services	584,189	-	584,189	382,060	178,599	58,679	(35,149)
Cost of products sold	256,055	-	256,055	135,048	7,158	127,799	(13,950)
Selling, general, administrative and other	372,859	-	372,859	293,009	60,908	13,050	5,892
Depreciation and amortization	321,151	-	321,151	181,350	128,610	8,755	2,436
Restructuring and other charges	-	-	-	-	-	-	-
Total costs and expenses	1,534,254	-	1,534,254	991,467	375,275	208,283	(40,771)

Operating income	507,810	-	507,810	$261,615	$234,357	$20,896	$(9,058)

Equity earnings in unconsolidated partnerships	15,926	-	15,926
Minority interest in consolidated partnerships	(21,651)	-	(21,651)
Other income, net	2,875	-	2,875
Interest expense	(86,543)	-	(86,543)
Gain on exchange or disposal of assets and other	-	-	-

Income before income taxes	418,417	-	418,417
Income taxes	155,889	-	155,889

Net income	262,528	-	262,528
Preferred dividends	26	-	26
Net income applicable to common shares	$262,502	$-	$262,502

Earnings per share:
Basic	$.85	$-	$.85
Diluted	$.85	$-	$.85

See notes on page 7 for a description of the line items marked (A) - (E).

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 5
for the six months ended June 30, 2005
(In thousands, except per share amounts)
									Corporate
	Results of	Items			Results of	Segment Information			Operations
	Operations	Excluded from			Operations			Communications	and
	Under	Current			from Current			Support	Intercompany
	GAAP	Businesses			Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$3,887,526	$-			$3,887,526	$2,645,466	$1,167,831	$155,614	$(81,385)
Product sales	498,563	-			498,563	161,855	20,872	330,321	(14,485)
Total revenues and sales	4,386,089	-			4,386,089	2,807,321	1,188,703	485,935	(95,870)
Costs and expenses:
Cost of services	1,287,205	(19,791)	(B	)	1,267,414	859,479	363,691	119,119	(74,875)
Cost of products sold	589,838	-			589,838	299,084	15,999	294,459	(19,704)
Selling, general, administrative and other	828,001	-			828,001	654,220	126,468	31,910	15,403
Depreciation and amortization	689,537	-			689,537	416,058	252,748	16,973	3,758
Restructuring and other charges	-	-			-	-	-	-	-
Total costs and expenses	3,394,581	(19,791)			3,374,790	2,228,841	758,906	462,461	(75,418)

Operating income	991,508	19,791			1,011,299	$578,480	$429,797	$23,474	$(20,452)

Equity earnings in unconsolidated partnerships	25,957	-			25,957
Minority interest in consolidated partnerships	(37,265)	-			(37,265)
Other income, net	128,711	(111,036)	(C	)	17,675
Interest expense	(163,032)	-			(163,032)
Gain on exchange or disposal of assets and other	188,273	(188,273)	(A	)	-

Income before income taxes	1,134,152	(279,518)			854,634
Income taxes	419,087	(103,759)	(E	)	315,328

Net income	715,065	(175,759)			539,306
Preferred dividends	48	-			48
Net income applicable to common shares	$715,017	$(175,759)			$539,258

Earnings per share:
Basic	$2.32	$(.57)			$1.75
Diluted	$2.31	$(.57)			$1.74

See notes on page 7 for a description of the line items marked (A) - (E).

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 6
for the six months ended June 30, 2004
(In thousands, except per share amounts)
									Corporate
	Results of	Items			Results of	Segment Information			Operations
	Operations	Excluded from			Operations			Communications	and
	Under	Current			from Current			Support	Intercompany
	GAAP	Businesses			Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$3,591,472	$-			$3,591,472	$2,299,053	$1,191,100	$178,338	$(77,019)
Product sales	411,764	-			411,764	138,515	17,998	269,891	(14,640)
Total revenues and sales	4,003,236	-			4,003,236	2,437,568	1,209,098	448,229	(91,659)
Costs and expenses:
Cost of services	1,144,960	-			1,144,960	737,802	351,470	124,638	(68,950)
Cost of products sold	513,338	-			513,338	279,598	12,313	242,667	(21,240)
Selling, general, administrative and other	748,052	-			748,052	588,751	121,828	26,280	11,193
Depreciation and amortization	642,493	-			642,493	358,879	260,944	17,301	5,369
Restructuring and other charges	51,765	(51,765)	(D	)	-	-	-	-	-
Total costs and expenses	3,100,608	(51,765)			3,048,843	1,965,030	746,555	410,886	(73,628)

Operating income	902,628	51,765			954,393	$472,538	$462,543	$37,343	$(18,031)

Equity earnings in unconsolidated partnerships	29,178	-			29,178
Minority interest in consolidated partnerships	(37,222)	-			(37,222)
Other income, net	7,488	-			7,488
Interest expense	(178,279)	-			(178,279)
Gain on exchange or disposal of assets and other	-	-			-

Income before income taxes	723,793	51,765			775,558
Income taxes	271,422	20,109	(E	)	291,531

Net income	452,371	31,656			484,027
Preferred dividends	53	-			53
Net income applicable to common shares	$452,318	$31,656			$483,974

Earnings per share:
Basic	$1.46	$.10			$1.56
Diluted	$1.46	$.10			$1.56

See notes on page 7 for a description of the line items marked (A) - (E).

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 7

As disclosed in the ALLTEL Corporation ("Alltel" or the "Company") Form 8-K filed on August 4, 2005, Alltel has presented in this earnings release results of operations from current businesses which exclude the effects of a special cash dividend received on the Company's investment in Fidelity National Financial, Inc. ("Fidelity National") common stock, gain on exchange or disposal of assets, termination fees associated with the early retirement of long-term debt, a change in accounting for certain operating leases and restructuring and other charges. Alltel’s purpose for excluding items from the current business measures is to focus on Alltel’s true earnings capacity associated with providing telecommunication services. Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company’s operations.

Alltel believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, restructuring expenses and other business consolidation costs arising from past acquisition and restructuring activities had on the Company’s GAAP consolidated results of operations. The Company uses results from current businesses as management’s primary measure of the performance of its business segments. Alltel management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the special cash dividend, gain on the exchange or disposal of assets, debt prepayment costs, the effects of the change in accounting for operating leases and restructuring and other charges have not been allocated to the business segments. In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments.

(A)
On April 15, 2005, Alltel and Cingular Wireless LLC completed the exchange of certain wireless assets. In connection with this transaction, Alltel recorded a pretax gain of $127.5 million. On April 6, 2005, Alltel recorded a pretax gain of $75.8 million from the sale of all of its shares of Fidelity National common stock. In addition, on April 8, 2005, Alltel retired all of its issued and outstanding 7.50 percent senior notes due March 1, 2006, representing an aggregate principal amount of $450.0 million. Concurrent with the debt retirement, Alltel also terminated the related pay variable/receive fixed, interest rate swap agreement that had been designated as a fair value hedge against the $450.0 million senior notes. In connection with the early termination of the debt and interest rate swap agreement, Alltel incurred net pretax termination fees of approximately $15.0 million.

(B)
Effective January 1, 2005, Alltel changed its accounting for operating leases with scheduled rent increases. Certain of the Company's operating lease agreements for cell sites and for office and retail locations include scheduled rent escalations during the initial lease term and/or during succeeding optional renewal periods. Previously, the Company had not recognized the scheduled increases in rent expense on a straight-line basis in accordance with the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases" and Financial Accounting Standards Board Technical Bulletin No. 85-3, "Accounting for Operating Leases with Scheduled Rent Increases". The effects of this change, which are included in corporate expenses, were not material to the Company's previously reported consolidated results of operations, financial position or cash flows.

(C)	On March 9, 2005, Fidelity National declared a special $10 per share cash dividend to Fidelity National stockholders. The special cash dividend was received by Alltel on March 28, 2005.

(D)
The Company announced its plans to reorganize its operating structure and exit its competitive local exchange carrier operations in the Jacksonville, Florida market. In connection with these activities, the Company recorded a restructuring charge of $29.3 million consisting of severance and employee benefit costs related to a planned workforce reduction, employee relocation costs, lease termination and other restructuring-related costs. The Company also recorded a $2.3 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003. In addition, the Company recorded a write-down of $24.8 million in the carrying value of certain corporate and regional facilities to fair value in conjunction with the proposed leasing or sale of those facilities.

(E)	Tax-related effect of the items discussed in Notes A - D above.

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 8
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				SIX MONTHS ENDED
			Increase				Increase
	June 30,	June 30,	(Decrease)		June 30,	June 30,	(Decrease)
	2005	2004	Amount	%	2005	2004	Amount	%
Wireless:
Controlled POPs	66,401,653	61,313,088	5,088,565	8
Customers	9,067,508	8,336,473	731,035	9
Penetration rate	13.7%	13.6%	.1%	1
Average customers	9,040,259	8,255,983	784,276	9	8,869,945	8,171,753	698,192	9
Gross customer additions:
Internal	593,045	650,149	(57,104)	(9)	1,262,749	1,387,534	(124,785)	(9)
Acquired	212,530	-	212,530	-	266,491	-	266,491	-
Total	805,575	650,149	155,426	24	1,529,240	1,387,534	141,706	10
Net customer additions:
Internal	53,693	155,307	(101,614)	(65)	174,530	313,048	(138,518)	(44)
Acquired	212,530	-	212,530	-	266,491	-	266,491	-
Total	266,223	155,307	110,916	71	441,021	313,048	127,973	41
Customer acquisition costs:
Cost of products sold	$62,516	$77,345	$(14,829)	(19)	$132,213	$164,137	$(31,924)	(19)
Selling and marketing expenses	198,938	177,939	20,999	12	383,930	363,812	20,118	6
Less product sales	51,046	51,787	(741)	(1)	100,905	104,109	(3,204)	(3)
Total	$210,408	$203,497	$6,911	3	$415,238	$423,840	$(8,602)	(2)
Cost to acquire a new customer (A)	$355	$313	$42	13	$329	$305	$24	8
Cash costs:
Cost of services	$453,806	$382,060	$71,746	19	$859,479	$737,802	$121,677	16
Cost of products sold	150,278	135,048	15,230	11	299,084	279,598	19,486	7
Selling, general, administrative and other	331,743	293,009	38,734	13	654,220	588,751	65,469	11
Less product sales	84,223	69,533	14,690	21	161,855	138,515	23,340	17
Total	851,604	740,584	111,020	15	1,650,928	1,467,636	183,292	12
Less customer acquisition costs	210,408	203,497	6,911	3	415,238	423,840	(8,602)	(2)
Total	$641,196	$537,087	$104,109	19	$1,235,690	$1,043,796	$191,894	18
Cash cost per unit per month, excluding
customer acquisition costs (B)	$23.64	$21.68	$1.96	9	$23.22	$21.29	$1.93	9
Revenues:
Service revenues	$1,371,089	$1,183,549	$187,540	16	$2,645,466	$2,299,053	$346,413	15
Less wholesale revenues	112,227	91,673	20,554	22	203,293	174,342	28,951	17
Retail revenues	$1,258,862	$1,091,876	$166,986	15	$2,442,173	$2,124,711	$317,462	15
Average revenue per customer per month (C)	$50.55	$47.79	$2.76	6	$49.71	$46.89	$2.82	6
Retail revenue per customer per month (D)	$46.42	$44.08	$2.34	5	$45.89	$43.33	$2.56	6
Retail minutes of use per customer per month (E)	593	490	103	21	571	461	110	24
Postpay churn	1.58%	1.57%	.01%	1	1.65%	1.75%	(.10%)	(6)
Total churn	1.99%	2.00%	(.01%)	(1)	2.05%	2.20%	(.15%)	(7)
Service revenue operating margin (F)	22.4%	22.1%	.3%	1	21.9%	20.6%	1.3%	6
Capital expenditures (G)	$283,166	$198,937	$84,229	42	$473,742	$326,533	$147,209	45

(A)
Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported cost of products sold and sales and marketing expenses (included within "Selling, general, administrative and other") less product sales, as reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period. Customer acquisition costs exclude amounts related to the Company's customer retention efforts.

(B)
Cash cost per unit per month, excluding customer acquisition costs, is calculated by dividing the sum of the GAAP reported cost of services, cost of products sold, selling, general, administrative and other expenses less product sales, as reported in the Consolidated Statements of Income, less customer acquisition costs, by the number of average customers for the period.

(C)	Average revenue per customer per month is calculated by dividing wireless service revenues by average customers for the period.
(D)	Retail revenue per customer per month is calculated by dividing wireless retail revenues (service revenues less wholesale revenues) by average customers for the period.
(E)	Retail minutes of use per customer per month represents the average monthly minutes that Alltel's customers use on both the Company's network and while roaming on other carriers' networks.
(F)	Service revenue operating margin is calculated by dividing wireless segment income by wireless service revenues.
(G)	Includes capitalized software development costs.

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 9
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				SIX MONTHS ENDED
			Increase				Increase
	June 30,	June 30,	(Decrease)		June 30,	June 30,	(Decrease)
	2005	2004	Amount	%	2005	2004	Amount	%
Wireline:
Customers	2,953,000	3,066,081	(113,081)	(4)
Average customers	2,967,986	3,079,609	(111,623)	(4)	2,981,080	3,085,391	(104,311)	(3)
Broadband customers	319,315	194,534	124,781	64
Net broadband additions	36,189	20,045	16,144	81	75,990	41,506	34,484	83
Average revenue per customer per month (H)	$66.83	$65.99	$.84	1	$66.46	$65.31	$1.15	2
Capital expenditures (G)	$85,354	$77,748	$7,606	10	$158,424	$155,109	$3,315	2

Communications support services:
Long-distance customers	1,779,813	1,717,603	62,210	4
Capital expenditures (G)	$3,376	$3,223	$153	5	$5,619	$4,912	$707	14

Consolidated:
Equity free cash flow (I)	$260,277	$303,584	$(43,307)	(14)	$590,816	$631,196	$(40,380)	(6)
Capital expenditures (G)	$372,065	$280,095	$91,970	33	$638,027	$495,324	$142,703	29
Total assets	$17,914,892	$16,462,064	$1,452,828	9

(G)	Includes capitalized software development costs.
(H)	Average revenue per customer per month is calculated by dividing total wireline revenues by average customers for the period.
(I)
Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation and amortization less capital expenditures which includes capitalized software development costs as indicated in Note G.

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ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS UNDER GAAP-Page 10
(In thousands)

ASSETS			LIABILITIES AND SHAREHOLDERS' EQUITY

	June 30,	December 31,		June 30,	December 31,
	2005	2004		2005	2004

CURRENT ASSETS:			CURRENT LIABILITIES:
Cash and short-term investments	$2,027,662	$484,934	Current maturities of long-term debt	$222,832	$224,958
Accounts receivable (less allowance for			Accounts payable	422,379	448,161
doubtful accounts of $55,010 and			Advance payments and customer deposits	219,444	219,338
$53,606, respectively)	928,967	912,665	Accrued taxes	286,251	158,197
Inventories	159,938	156,785	Accrued dividends	124,620	105,922
Prepaid expenses and other	89,153	62,383	Accrued interest	106,214	120,259
			Other current liabilities	169,306	183,523
Total current assets	3,205,720	1,616,767
			Total current liabilities	1,551,046	1,460,358
Investments	207,119	804,861
Goodwill	5,151,945	4,875,718
Other intangibles	1,380,758	1,306,140
			Long-term debt	4,953,949	5,352,422
			Deferred income taxes	1,632,913	1,715,119
PROPERTY, PLANT AND EQUIPMENT:			Other liabilities	922,015	947,172
Land	280,448	278,084
Buildings and improvements	1,147,101	1,134,824
Wireline	6,824,900	6,735,748
Wireless	6,057,450	5,763,965
Information processing	1,099,127	1,048,446	SHAREHOLDERS' EQUITY:
Other	495,390	489,936	Preferred stock	305	307
Under construction	492,460	385,283	Common stock	327,320	302,268
			Additional paid-in capital	1,577,438	197,902
Total property, plant and equipment	16,396,876	15,836,286	Unrealized holding gain on investments	-	153,926
Less accumulated depreciation	8,853,510	8,288,195	Foreign currency translation adjustment	482	482
			Retained earnings	6,949,424	6,473,780
Net property, plant and equipment	7,543,366	7,548,091
			Total shareholders' equity	8,854,969	7,128,665
Other assets	425,984	452,159

			TOTAL LIABILITIES AND
TOTAL ASSETS	$17,914,892	$16,603,736	SHAREHOLDERS' EQUITY	$17,914,892	$16,603,736

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP-Page 11
(In thousands)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30,	June 30,	June 30,	June 30,
	2005	2004	2005	2004
Net Cash Provided from Operations:
Net income	$402,061	$262,528	$715,065	$452,371
Adjustments to reconcile net income to net cash provided from operations:
Depreciation and amortization	348,320	321,151	689,537	642,493
Provision for doubtful accounts	49,744	46,168	90,659	88,766
Non-cash portion of gain on exchange or disposal of assets and other	(202,185)	-	(202,185)	-
Non-cash portion of restructuring and other charges	-	-	-	25,569
Increase in deferred income taxes	25,401	73,781	6,281	145,924
Other, net	(2,443)	2,735	11,116	(159)
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	(122,360)	(70,014)	(105,833)	(65,539)
Inventories	(10,956)	20,372	(2,295)	25,802
Accounts payable	(48,905)	(279)	(31,295)	(75,310)
Other current liabilities	14,027	54,837	100,617	39,873
Other, net	12,239	(14,634)	(28,067)	(31,612)
Net cash provided from operations	464,943	696,645	1,243,600	1,248,178

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(356,277)	(273,333)	(611,139)	(480,538)
Additions to capitalized software development costs	(15,788)	(6,762)	(26,888)	(14,786)
Additions to investments	(129)	(1,469)	(882)	(2,526)
Purchases of property, net of cash acquired	(171,897)	-	(223,732)	-
Proceeds from the sale of assets	36,162	-	36,162	-
Proceeds from the sale of investments	350,769	-	353,445	-
Proceeds from the return on investments	15,238	16,660	20,388	36,946
Other, net	82	1,622	3,103	(4,231)
Net cash used in investing activities	(141,840)	(263,282)	(449,543)	(465,135)

Cash Flows from Financing Activities:
Dividends on preferred and common stock	(114,989)	(115,811)	(220,720)	(231,300)
Reductions in long-term debt	(451,039)	(251,456)	(452,913)	(252,950)
Distributions to minority investors	(14,266)	(16,509)	(27,009)	(32,683)
Preferred stock redemptions	-	(82)	-	(82)
Long-term debt issued	-	-	50,000	-
Repurchases of common stock	-	-	-	(243,033)
Common stock issued	1,396,481	797	1,399,313	6,724
Net cash provided from (used in) financing activities	816,187	(383,061)	748,671	(753,324)

Effect of exchange rate changes on cash and short-term investments	-	(316)	-	(65)
Increase in cash and short-term investments	1,139,290	49,986	1,542,728	29,654

Cash and Short-term Investments:
Beginning of the period	888,372	637,432	484,934	657,764
End of the period	$2,027,662	$687,418	$2,027,662	$687,418

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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 12
(In thousands)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30,	June 30,	June 30,	June 30,
	2005	2004	2005	2004

Net cash provided from operations	$464,943	$696,645	$1,243,600	$1,248,178
Adjustments to reconcile to net income under GAAP:
Depreciation and amortization expense	(348,320)	(321,151)	(689,537)	(642,493)
Provision for doubtful accounts	(49,744)	(46,168)	(90,659)	(88,766)
Non-cash portion of gain on exchange or disposal of assets and other	202,185	-	202,185	-
Non-cash portion of restructuring and other charges	-	-	-	(25,569)
Change in deferred income taxes	(25,401)	(73,781)	(6,281)	(145,924)
Other non-cash changes, net	2,443	(2,735)	(11,116)	159
Changes in operating assets and liabilities, net of the
effects of acquisitions and dispositions	155,955	9,718	66,873	106,786
Net income under GAAP	402,061	262,528	715,065	452,371
Adjustments to reconcile to net income from current businesses:
Restructuring and other charges, net of tax	-	-	-	31,656
Gain on exchange or disposal of assets and other, net of tax	(118,039)	-	(118,039)	-
Special dividend received on Fidelity National common stock,
net of tax	-	-	(69,812)	-
Change in accounting for operating leases, net of tax	-	-	12,092	-
Net income from current businesses	284,022	262,528	539,306	484,027
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation and amortization expense	348,320	321,151	689,537	642,493
Capital expenditures	(372,065)	(280,095)	(638,027)	(495,324)
Equity free cash flow from current businesses	$260,277	$303,584	$590,816	$631,196

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